Land and Development	12 Months Ended
Dec. 31, 2016
Land and Land Improvements [Abstract]
Land and Development
Land and Development

The Company's land and development assets were comprised of the following ($ in thousands):

	As of December 31,
	2016	2015
Land and land development, at cost	$952,051	$1,007,995
Less: accumulated depreciation	(6,486)	(6,032)
Total land and development, net	$945,565	$1,001,963

Acquisitions—During the year ended December 31, 2016, the Company acquired an additional 10.7% interest in a consolidated entity for $10.8 million. The Company owns 95.7% of the entity as of December 31, 2016.

During the year ended December 31, 2016, the Company acquired, via deed-in-lieu, title to two land assets which had a total fair value of $40.6 million and previously served as collateral for loans receivable held by the Company. No gain or loss was recorded in connection with these transactions.

During the year ended December 31, 2014, the Company acquired, via deed-in-lieu, title to a land asset that previously served as collateral for loans receivable. The fair value of the land asset was $5.5 million.

Dispositions—During the years ended December 31, 2016, 2015 and 2014, the Company sold residential lots and parcels and recognized land development revenue of $88.3 million, $100.2 million and $15.2 million, respectively, from its land and development portfolio. During the years ended December 31, 2016, 2015 and 2014, the Company recognized land development cost of sales of $62.0 million, $67.4 million and $12.8 million, respectively, from its land and development portfolio.

During the year ended December 31, 2016, the Company sold a land and development asset to a newly formed unconsolidated entity in which the Company owns a 50.0% equity interest (refer to Note 7). The Company recognized a gain of $8.8 million, reflecting the Company's share of the interest sold to a third party, which was recorded as "Income from sales of real estate" in the Company's consolidated statement of operations.

In April 2015, the Company transferred a land asset to a purchaser at a stated price of $16.1 million, as part of an agreement to construct an amphitheater, for which the Company received immediate payment of $5.3 million, with the remainder to be received upon completion of the development project. Due to the Company's continuing involvement in the project, no sale was recognized and the proceeds were recorded as unearned revenue in "Accounts payable, accrued expenses and other liabilities" on the Company's consolidated balance sheets (refer to Note 8).

During the year ended December 31, 2014, the Company contributed land with a carrying value of $9.5 million to a newly formed unconsolidated entity (refer to Note 7). During the same period, the Company also sold properties with a carrying value of $6.8 million for proceeds that approximated carrying value.
Impairments—During the years ended December 31, 2016, 2015 and 2014, the Company recorded impairments on land and development assets of $3.8 million, $4.6 million and $22.8 million, respectively.

Redeemable Noncontrolling Interest—The Company has a majority interest in a strategic venture that provides the third party minority partner an option to redeem its interest at fair value. The Company has reflected the partner's noncontrolling interest in this venture as a component of redeemable noncontrolling interest within its consolidated balance sheets. Changes in fair value are being accreted over the term from the date of issuance of the redemption option to the earliest redemption date using the interest method. As of December 31, 2016 and December 31, 2015, this interest had a carrying value of $1.3 million and $7.2 million, respectively. As of December 31, 2016 and 2015, this interest had a redemption value of zero and $9.2 million, respectively.